APPLIED MINERALS INC.

World Class Producer of Halloysite Clay Nanotubes & Advanced Natural Iron Oxides

Annual Shareholder Meeting
Management Presentation
December 2017

[Safe Harbor Statement & SEC Cautionary Note]

FORWARD LOOKING STATEMENTS

Information provided and statements contained in this presentation and the oral presentation accompanying it as well as in the Q&A that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended Section 21E of the Securities Exchange Act of 1934 as amended and the Private Securities amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk Factors, included within our Form 10-K for the year ended December 31, 2016, which was filed on March 31th, 2017. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence forward looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

CAUTIONARY NOTE TO U.S. INVESTORS

The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation (or press release), such as "measured," "indicated," and "inferred" "resources," which the SEC guidelines strictly prohibit U.S. registered companies from including in their filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K which may be secured from us, or from our website at http://www.sec.gov/edgar.shtml.

Who We Are

Applied Minerals is the premier global source of halloysite clay nanotubes, technical iron oxide, and related technologies.

Marketed under the DRAGONITE and AMIRON names, our products address the global need for high performance, ecofriendly solutions for a range of advanced end market applications.

Applied Minerals is vertically integrated through 100% ownership of the Dragon Mine in Eureka, Utah.

[2017 Milestones]

Restructured company capital structure

- Extended all mandatory convertible debt maturities from 2018 until 2023
- Reduced interest rate from 10% to 3% Pay in Kind
- Secured strategic led financing in conjunction with the restructuring

Executed strategic commercialization partnership with BASF Corporation, the largest chemical company in the world

- Collaborating to develop and market Dragonite halloysite clay in select global markets
- BASF to provide specialized toll manufacturing for AMI in its state-of-the-art facility

Further streamlined operations for additional cost savings

Grew project pipeline in new higher value cleantech applications

- Independent technology breakthrough for Halloysite in Li-ion battery
- New technology for encapsulated Halloysite enhanced food packaging
- Both create significant potential markets for Halloysite

[Mandatory Convertible Debt Restructuring]

No debt maturities for 6 years

PIK interest reduced from 10% → 3%

	Series A PIK Notes		2023 PIK Notes	
Terms	Original	Amended	Original	Amended
Maturity Date	2018	2023	2023	2023
Coupon	10%	3%	10%	3%
Amount	$26.5MM	$26.5MM	$15.5MM	$15.5MM
Conversion Price	$0.83	$0.40	$1.28	$0.59
Enterprise Value @ Conversion Price	-	$124MM	-	$178MM

[Capital Structure]

Fully Diluted Capital Structure	
Fully diluted shares outstanding (MM) [1]	137.6
Price per share	$0.06
Market capitalization (MM)	**$8.3**
Convertible Notes (MM)[2]	$42.1
Cash balance (MM)[3]	$0.3
Enterprise value (MM)	**$50.1**
NOLs[4]	$91.1

(1) Pro forma as of September 30th, 2017 for exercise of all outstanding "in the money" options vested and unvested, exercised on on a cashless basis using closing price at December 5th, 2017.
(2) Pro forma for restructuring, 3% mandatorily PIK convertible Notes due 2023 as of 12/6/17. Convert into the Company's common stock at a conversion price of $0.40 per share and $0.59 per share, respectively. The Notes are mandatorily convertible upon certain conditions.
(3) Cash balance as of 9/30/17.
(4) NOLs available to the Company as of 9/30/17 – for further information regarding the NOL, refer to Note 12 - Income Taxes of the Company's 2016 Form 10-K



[Industrial Applications]

[Industrial Applications: Customer and Pipeline Opportunities]


Paints and Coatings
Cosmetics
Flame Retardancy
Coatings & Adhesives
Ceramics
Controlled Release
Polymer Composites
Technical
Catalysts & Molecular Sieves
Pigmentary

[Molecular Sieves]

Product Benefits

Improves:

- Crush strength
- Attrition resistance
- Porosity
- Selectivity
- Yield of end product



Market Size: Zeolite Molecular Sieve		
	Volume	Value
2015	1.9M tons	$3.2B
2023	2.1M tons	$4.4B

Commercial Developments

- Commercial with a global specialty zeolite producer
- Successful plant trial with 2nd customer

  Expected to be commercial 1H 2018 ($3.0MM Rev potential)
- 3rd customer pilot trial complete

  Expected to be commercial 2H 2018 ($1.5MM Rev potential)
- Various stages with several other leading companies

Customer	Application	Status	Current Project Annual Opportunity	Revenue Timing	Long Term Annual Opportunity
#1	Molecular Sieve	Commercial customer	$0.7MM	Current	$1.4MM+
#2	Molecular Sieve	Commercial plant trial complete	$1.5MM	1H 2018	$3.0MM+
#3	Molecular Sieve	Pilot plant trial complete	$1.5MM	2H 2018	$2.5MM+
Total			$3.7MM		$6.9MM+

[Fluid Cracking Catalysts (FCC) Additives]

Product Benefits

Enhances:

- Porosity
- Crush strength
- Selectivity
- Yield of a catalyst
- Creates a mesoporous structure effective for low quality crude feedstocks



Market Size: Fluid Cracking Catalyst		
	Volume	Value
2015	687k tons	$2.6B
2023	773k tons	$3.4B

Commercial Developments

- Pending large scale trial with an industry leader
- $8.0MM revenue potential

- Technically validated by companies representing 80%+ of the FCC market
- Different stages of testing

Customer	Application	Status	Current Project Annual Opportunity	Revenue Timing	Long Term Annual Opportunity
#1	Petroleum Refining	Anticipate Production Trial H2	$2.5MM	H2 2018	$8.0MM+

[Flame Retardants]

Product Benefits

- Non-halogenated and non-toxic
- Reinforcement of polymer
- Char formation
- Partial ATO replacement
- Synergist with other flame retardants



Market Size: Flame Retardant		
	Volume	Value
2015	2.7M tons	$5.8B
2023	3.8M tons	$9.2B

Commercial Developments

- Commercial with Fortune 500 building products company
- Successful 1st of 3 plant trials with 2nd customer – thermal insulation

  Expected to be commercial H1 2018 ($2.0MM Rev potential)
- Pending plant trial with 3rd customer – ATO replacement

  Expected to be commercial H2 2018 ($2.0MM Rev potential)

Customer	Application	Status	Current Project Annual Opportunity	Revenue Timing	Long Term Annual Opportunity
#1	FR Coating	Commercial	$0.1MM	Current	$0.1MM+
#2	FR - Thermal Insulation	Plant trials ongoing	$2.0MM	H1 2018	$2.5MM+
#3	ATO Replacement	Plant trial pending	$2.0MM	H2 2018	$6.8MM+
Total			$4.1MM		$9.4MM+

[Nucleating Agents]

Product Benefits

Reduces production cycle time by up to 40%

- Lower cost of production
- Increase capacity
- Improves physical and mechanical properties
- Control-releases active agents



Commercial Developments

- Converted new customer in 2017 – Fortune 500 global building products company
- Now commercial with two companies within application
- Plant trial pending with 3rd customer
- Broad marketing campaign by distribution team to duplicate success

Customer	Application	Status	Current Project Annual Opportunity	Revenue Timing	Long Term Annual Opportunity
#1	Nucleating Agent	Commercial	$0.4MM	Current	$1.0MM+
#2	Nucleating Agent	Commercial	$0.1MM	Current	$0.1MM+
#3	Nucleating Agent	Plant trial pending	$1.0MM	H1 2018	$1.0MM+
Total			$1.5MM		$2.1MM+

[Current Customers & Advanced Opportunities]

~ $6.5MM revenue required to reach cash flow positive

	Product	Application	Progress	Current Project (annually)	Revenue Timing	Long Term Opportunity (annually)
	Customers					
#1	Dragonite	Molecular Sieves	**Commercial**	$0.7MM	NA	$1.0MM+
#2	Dragonite	Nucleating Agents	**Commercial**	$0.4MM	NA	$1.0MM+
#3	Amiron	Catalyst	**Commercial**	$0.5MM	NA	$1.0MM+
#4	Dragonite	FR Coating	**Commercial**	$0.1MM	NA	$0.1MM+
#5	Dragonite	Ceramic Binder	**Commercial**	$0.1MM	NA	$0.5MM+
#6	Dragonite	Nucleating Agent	**Commercial**	$0.1MM	NA	$0.1MM+
	Subtotal			**$1.9MM**		**$3.7MM+**
	High Visibility Opportunities					
#1	Dragonite	Molecular Sieves	Trials Complete	$1.5MM	Q2 2018	$3.0MM+
#2	Dragonite	Oilfield Additives	●●◐	$0.2MM	2018	$0.2MM+
#3	Dragonite	FR-Thermal Insulation	●●◐	$2.0MM	Q2 2018	$2.5MM+
#4	Dragonite	FR - ATO replacement	●●○	$2.0MM	H2 2018	$6.8MM+
#5	Dragonite	Molecular Sieves	●●○	$1.5MM	H2 2018	$2.5MM+
#6	Dragonite	Petroleum Ref Catalyst	●●○	$2.5MM	Q4 2018	$8.0MM+
#8	Dragonite	Nucleating Agent	●○○	$1.0MM	H1 2018	$1.0MM+
	Subtotal			**$10.7MM**		**$24.0MM+**

* "Current Project" = annual revenue from a potential customer's initial project on a fully ramp

[Strategic Commercialization Partnership]

AMI formed strategic partnership with **BASF**, the largest chemical company in the world

Partnership is Two-Pronged

Purchase and Supply Agreement

- BASF Kaolin Division and AMI to develop, cobrand, and market products using DRAGONITE
- Leverage BASF extensive global sales and Technical Expertise
- Profits to be shared equally by both companies
- Exclusive to select global markets where BASF has a leadership position :

Paints	Coatings
Inks	Rubber
Adhesives	Paper
Honeycomb Catalyst Supports	

BASF Kaolin will also develop internal opportunities within its greater global organization

BASF
We create chemistry

APPLIED MINERALS

Toll Manufacture Agreement

- Specialized toll manufacturing for AMI to serve markets not included in the partnership
- State of the art processing facility
- Significant capacity dedicated to AMI
- Extensive processing capabilities reduces commercialization timeline for new projects
- Reduces AMI fixed cost structure and cost of mining



[Clean Tech Applications]

Breakthrough DRAGONITE Technology: Solid-State Lithium Ion Batteries



- DRAGONITE-based polymer electrolytes accelerating the commercialization of solid-state lithium batteries
- Government grant recently awarded to further the development of DRAGONITE breakthrough technology. Additional grants expected in near term to further technology
- AMI exploring partnership with University of Utah (the grant recipient), Central South University and leading manufacturer of battery components to commercialize DRAGONITE-based lithium ion components.
- Market opportunity for Dragonite: independently estimated to be $100MM/yr. in battery electrolytes alone
- Additional DRAGONITE applications within lithium battery technology being developed including anode technology
- Since AMI announcement, it has begun product testing with 3 of the world's leading battery electrolyte producers
- Anticipated Commercial Timeline
  - Liquid Electrolytes: 1 year
  - Solid State Electrolytes: 2 years

Link to the White paper.

[Competitive Landscape: Solid State & Li-Sulfur Batteries]

A list of Solid State & Li-Sulfur Battery Focused Startups

Massachusetts startup Ionic Materials was founded in 2011 by CEO Mike Zimmerman Ph.D., a proven serial entrepreneur who has more than 30 years of polymer expertise. The Company has taken in **$4.29 million** in funding (according to PitchBook) to develop a novel polymer that eliminates the liquid electrolyte, creating a completely solid battery. They plan to be in production in the next two or three years . They were recently awarded with a $3 million Advanced Research Projects Agency-Energy (ARPA-E) grant from the Department of Energy that will begin this year. Science Friday interviewed the company in this article in which the CEO is hopeful that "*we'll see devices supported by Ionic Materials' plastic battery in two or three years*".

Founded in 2004 with an **undisclosed** amount of funding, a UK-based startup called Oxis Energy is developing and innovating a Lithium-Sulfur (Li-S) battery chemistry. This chemistry is the reason why Oxis' patented technology is safer, lighter, maintenance-free, and provides 5 times (1,500 cycles) greater energy compared to conventional Li-ion technology. Oxis batteries can withstand the most extreme abuse like nail or bullet penetration. The Company is in the process of building pilot manufacturing facilities.

This Massachusetts startup is working on an ultra-thin metal anode that can double energy density while using existing lithium-ion production infrastructure. They've taken in **$20.5 million** so far to further those aspirations, and their 3 funding rounds so far included participation from General Motors. When Samsung had all those phones catching fire recently, SolidEnergy was quick to point out that they are using electrolytes which are not flammable.

Source: https://www.nanalyze.com/2017/03/new-lithium-battery-technology-startups/

[DRAGONITE for Silicon Anodes in Li-ion Batteries]


TESLA TWEAKS ITS BATTERY CHEMISTRY
A CLOSER LOOK AT SILICON ANODE DEVELOPMENT

EVs are here. Try to keep up.

CHARGED
ELECTRIC VEHICLES MAGAZINE

Click Here for Article

"Silicon is widely considered to be the next big thing in anode technology, because it has a theoretical charge capacity ten times higher than that of typical graphite anodes. "It's a race among the battery makers to get more and more silicon in," Jeff Dahn, the prominent battery researcher who will begin an exclusive partnership with Tesla in June 2016, recently told Fortune."

It's a race among the battery makers to get more and more silicon in.

The number of researchers around the world working on silicon for lithium-ion cells is mind-boggling.

"In spite of the complex challenges, the sheer number of groups working to solve the problem is very promising. The market for advanced battery technology continues to grow rapidly as prices drop and energy density increases. Unlocking the potential of silicon could give a company the edge needed to become an early leader in the gigantic new industry."

[DRAGONITE for Silicon Anodes in Li-ion Batteries]

DRAGONITE Value Proposition: Silicon Anodes

- Silicon anode pricing is $500,000/ton due to complex manufacturing prices.
- AMI believes that the use of Dragointe silica based nanotubes provide it the ability to be the low cost producer of nano silicon while addressing the needs of the industry
- AMI has the production capabilities to commercially scale up the technology in the range of several thousands of tons with no cap-ex investment
- Independent white papers have been published to demonstrate the effectiveness of DRAGONITE technology
- AMI is currently in discussions with interested commercial partners / end users of the Silicon Anode technology

[Competitive Landscape: Silicon Anode]

A list of Silicon Anode Focused Startups

English startup Nexeon has taken in **$108 million** in funding so far to develop a unique silicon anode technology which uses nanomaterials that we won't get into because that's complicated, innit. Their drop-in approach means that you can just start using their new cathode in your current manufacturing process and cell capacity will increase by 30-40%. They have a fully automated pilot plant in operation at the moment and have recently expanded into Asia via Japan. Their last funding was a $38 million round last year which they plan to use for acquisitions.

Founded in 2006, Irvine California startup Enevate has taken in around **$60 million** in funding so far to develop a silicon-dominant anode battery technology referred to as HD-Energy. Phone run tests show 35-50% more use time along with 4X faster charge time than conventional batteries. The Company is currently in negotiations with several original-equipment manufacturers of mobile devices to supply batteries for certain product lines. While initially targeting smartphones, the new battery technology is also expected to be used in drones and electric vehicles as well.

We first wrote about Amprius way back in 2014, a California startup out of Stanford that took in **$55 million** to develop an anode made out of silicon nanowires. According to the Company, they are "*currently designing and selling the highest energy batteries on the market, with 15-30% more energy per unit weight and volume than state-of-the-art batteries*". They also go on to say that "*Amprius products are featured in a number of smartphones released in 2013 and 2014*". It seems like they're pivoting into electric vehicles with their website stating "*Amprius silicon nanowire anodes can improve the energy density of lithium-ion batteries by 1.4x to 10x, making them ideally suited for electric vehicles*".

https://www.nanalyze.com/2017/03/new-lithium-battery-technology-startups/

[Encapsulated Halloysite for Food Packaging Film]

RESEARCH

SCIENCE

NanoPack will explore use of halloysite nanotubes (HNTs) for mass-scale industrial food pacakging applications.

HNTs are considered to be one of the most promising natural nanomaterials. Their unique combination of properties include a tubular structure, high aspect ratio...

MORE

PACKAGING

NanoPack will develop and demonstrate the effectiveness of novel packaging systems for different products

and undertake pilot tests on small and large scale production lines in the packaging of meat, dairy and bakery products.

MORE

B & I

As a developer of cutting-edge nanotech-based packaging materials, NanoPack is fully committed to addressing the complete research-development-innovation cycle.

MORE

ABOUT THE PROJECT

NanoPack is an EU-funded project that will develop state-of-the-art antimicrobial packaging solutions for perishable foods based on natural nanomaterials that will prevent food-borne illness outbreaks and reduce food waste caused by early spoilage.

nano pack

SAFER FOOD I LESS WASTE

The three-year project is aimed at demonstrating, validating and testing food-packaging products with antimicrobial surfaces based upon natural materials. NanoPack will address scientific, technological, economic, safety and regulatory challenges to ensure that consumers eventually will be able to benefit from this novel packaging.

NanoPack intends to develop, scale up and run pilot lines in operational industrial environments to manufacture antimicrobial polymer films that are commercially feasible and accepted by retailers and consumers alike.

Project technical details

Start date: 1 January 2017
Duration: 3 years
Call: H2020-NMBP-PILOTS-2016
Coordinator: Technion – Israel Institute of Technology, Israel

MORE

[Food Packaging Film]



- Halloysite-loaded antimicrobial food packaging film shown to increase the shelf life of food by 25%
- Help reduce the 1.3B tons of wasted food per year
- The EU awarded EUR 7.7MM to a research consortium, NanoPack , that developed the technology.
- AMI is actively assisting the commercial consortium
- The commercialization of this technology expected to create significant demand for DRAGONITE
- Commercial Deadline by January 2020

Concluding Remarks

Q & A

APPLIED MINERALS

Thank you for your attendance

[Appendix]

[About Halloysite Clay and Iron Oxide]

About Halloysite Clay

- Halloysite is an aluminosilicate clay exhibiting a rare, naturally-occurring hollow tubular structure
  - Non-toxic, biocompatible & natural clay
  - Formation occurs under extremely rare geological conditions
  - Halloysite advantages relate to the properties imparted by its unique natural tubular structure, high surface area, and reactivity
- Traditional applications include the production of ceramics (i.e. porcelain & fine china) and catalysts



About Iron Oxide

- Iron oxide is Fe_2O_3
- Widely used as a durable pigment in paints, coatings and colored concretes, as well as in other technical applications (i.e. water purification, desulphurization, foundry and catalysts)





[Dragon Mine Production Capabilities]






- Two plants with combined processing capacity of up to 50,000 tons/year
- Supported by adjoining state-of-the-art quality control lab
- Processing capabilities provide significant product enhancements to **expedite commercialization timeline**
- **Minimal capital needed to significantly expand capacity and can be done with cash flows as the business scales up**






[Dragon Mine Operation - Silver City, Utah]











[Dragon Mine Resources: Clay]

Clay - Underground

Dragon Mine Area: Pit	
Pure Halloysite	
Tonnage	629,650
Resource Status Under JORC Code	Measured
Halloysite	94.0%
Total clay content	**94.0%**
Mixture of Clay	
Tonnage	565,575
Resource Status Under JORC Code	Measured
Halloysite	42.6%
Kaolinite	19.2%
Illite-Smectite	11.6%
Clay content	**73.4%**

Dragon Mine Area: Western	
Mixture of Clay	
Tonnage	862,903
Resource Status Under JORC Code	Measured
Halloysite	6.7%
Kaolinite	47.2%
Illite-Smectite	17.5%
Total clay content	**71.4%**

Combined Clay Tonnage:	2,058,128

Clay - Surface Piles

Surface Piles	
Whole-Rock Analysis	
Tonnage	4,546,145
Resource Status Under JORC Code	Inferred
Halloysite	10.3%
Kaolinite	11.3%
Illite-Smectite	20.0%
Other	57.99%
**** Can be upgraded by wet process or utilized for alternative markets**	

- Additional areas of clay identified and will be included in future resource reports
- Tonnages are classified as resources, not reserves, under JORC Code. The process and consequences of converting resources into reserves are explained in the JORC Code at: http://www.jorc.org/jorc_code.asp

[Dragon Mine Resource: Iron oxide]

Dragon Mine Area: Pit	
Tonnage	2,631,825
Resource Status	Measured
Hematite	24.3%
+ Goethite	69.7%
= Total	**94.0%**

Dragon Mine Area: Western	
Tonnage	670,450
Resource Status	Measured
Hematite	75.9%
+ Goethite	20.2%
= Total	**96.1%**

Tonnages are classified as resources, not reserves, under JORC Code. The process and consequences of converting resources into reserves are explained in the JORC Code at: http://www.jorc.org/jorc_code.asp

[Sales & Distribution Infrastructure]

FIMATEC LTD.

- **Exclusive Territory:** Japan
- **Products Represented:** Dragonite
- **Specialty Markets:** Coatings, automotive, catalysts, plastics, rubber and ceramics

HORN
We orchestrate success.

- **Exclusive Territory:** Western and Southwestern United States
- **Products Represented:** Dragonite and Amiron
- **Specialty Markets:** Paints and coatings, polymer composites, flame retardants, controlled release, env. remediation, agriculture, catalysts and molecular sieves, and cosmetics

BRANDT

- **Exclusive Territory:** Midwestern United States
- **Products Represented:** Dragonite and Amiron
- **Specialty Markets:** Paints and coatings, graphic arts, adhesives, polymer composites, rubber, agriculture, concrete admixtures, and other related markets

azelis
(Acquired KODA)

- **Exclusive Territory:** Eastern and Southern United States, Asia (excluding Japan)
- **Products Represented:** Dragonite
- **Specialty Markets:** Coatings, adhesives, sealants, elastomers, construction, personal care, lubricants, agriculture, pharma,urethanes

[Nano Pack - Food Packaging Film]



Polymer
Nanocapsules: HNTs loaded with essential oils
Antimicrobial polymer/HNTs nanocomposites
Antimicrobial nanocomposite films
Antimicrobial active packaging
Fresh meat
Bakery products
Dairy products
EU Awards €7.7 Million to NanoPack project

Commercial NanoPack Consortium members include leading industry and research partners:

Partial list below

Technion Israeli Institute of Technology	Constantia Flexibles	Fraunhofer IAP
Bazan Group Carmel Olefins	Arla Foods	Agora Partners

[Management Team]

Andre M. Zeitoun – President, Chief Executive Officer, and Director

- 16+ years investing in operational turnarounds with a focus on early stage, emerging growth industries – most recently as a Portfolio Manager with SAC Capital/Cr Intrinsic Investors
- Responsible for executing the turnaround and rebranding of the Company and its products
- Successfully led the Company from exploration stage to commercialization

Brian Newsome – Head of Sales

- 20 years of sales experience
- Previously Sales Manager at BASF Corporation responsible for specialty kaolin sales to paint, coatings, plastics, and rubber markets

Chris Carney– Chief Financial Officer

- 8 years with Applied Minerals in both CFO and Business Development capacity
- MBA in Finance from Tulane University

[Board of Directors]

Bob Betz – Independent Board Member
- 50 years industry experience
- Former President of Henkel Corp North America, Chemicals and Cognis Gmbh, NA.

Mario Concha – Chairman of the Board - Independent Board Member
- 50 years industry experience
- 7 years as President of Georgia Pacific, Chemicals Division ($1.0B revenue)

John Levy – Vice Chairman of the Board – Independent Board Member
- CEO for Board Advisory– a consulting firm that assists public companies (or companies aspiring to be public) with corporate governance, corporate compliance, financial reporting and financial strategies
- 30 years of progressive financial, accounting, and business experience
- CPA with national public accounting firms Ernst & Young, Laventhol & Horwath, and Grant Thornton

Ali Zamani – Independent Board Member
- Portfolio Manager at Gefinor Capital Management and Chief Investment Officer of the GEF Opportunities Fund
- Background in Portfolio Management at Goldman Sachs with a focus on the energy, materials, utilities and industrials sectors

Andre Zeitoun – President, CEO
- See management bio

Alex Zyngier – Independent Board Member
- Founder and Managing Director of Batuta Capital Advisors, a merchant bank focused on advising/investing in event driven situations
- Background in finance and consulting: Alden Global/Smith, Goldman Sachs, Deutsche Bank, a McKinsey & Co
- B.S. in Chemical Engineering and MBA

[Contact Information]

Applied Minerals, Inc.
55 Washington Street, Suite 301
Brooklyn, NY 11201
Phone: 800-356-6463
www.appliedminerals.com

Investor Relations Contact:
Greg Falesnik
MZ North America
Senior Vice President
Direct: 949-385-6449
greg.falesnik@mzgroup.us
www.mzgroup.us


DRAGONITE
Halloysite Clay


APPLIED MINERALS
Advanced Natural Iron Oxides